                                                                    Exhibit 99.1

[GRAPHIC OMITTED]

Contacts: Herman Chin, Public Relations     Christine Rogers, Investor Relations
          631-962-1163                      631-962-1160
          HERMAN.CHIN@FALCONSTOR.COM        CHRISTINE.ROGERS@FALCONSTOR.COM

               FALCONSTOR SOFTWARE ANNOUNCES Q3 QUARTERLY RESULTS
             REPORTS CONTINUED PROFITABILITY AND POSITIVE CASH FLOW;
       TEAMS WITH ADDITIONAL TIER-1 OEM TO DELIVER INTEGRATED VTL SOLUTION

MELVILLE,  N.Y., October 27,  2005--FalconStor  Software, Inc. (Nasdaq: FALC), a
leading  developer  of  network  storage  software  solutions,  today  announced financial  results for its third quarter ended  September 30, 2005.  The Company also announced that another major  U.S.-based  high-tech  company with worldwide distribution and service capabilities signed an OEM agreement to begin selling a private-labeled version of FalconStor's VirtualTape Library.

Revenues for the third quarter of 2005 increased 35% to $10.1 million,  compared with $7.5 million for the same period a year ago. Net income for the quarter was
$0.5 million,  or $0.01 per share,  compared with a net loss of $2.3 million, or
$0.05 per share, for the same period a year ago. Operating expenses in the third quarter of 2004  included a  litigation  settlement  charge of $1.3  million and legal fees of $0.4 million, each associated with patent infringement  litigation that was resolved in the third quarter of 2004.

For the nine months ended  September 30, 2005,  revenues  increased 45% to $27.9 million,  compared with $19.2 million for the same period a year ago. Net income for the nine month period was $0.6 million,  or $0.01 per share  compared with a net loss of $6.2 million, or $0.13 per share in the corresponding  period a year ago.  Operating expenses for the first nine months of 2004 included a litigation settlement charge of $1.3 million and legal fees of $1.0 million.

For the third  quarter of 2005,  revenues  increased 6% from $9.5 million in the second quarter of 2005 to $10.1 million in the third quarter of 2005. Net income for the quarter was $0.5 million compared with net income of $0.3 million in the previous quarter.

The Company closed the quarter with $35.2 million in cash, cash  equivalents and marketable  securities,  a $0.9  million  increase  from the  previous  quarter.
Deferred  revenue at September  30, 2005,  increased  to $7.6  million,  or 10%, compared  with the balance at June 30, 2005,  and by 80% compared  with the same period a year ago.  Gross margins for the third quarter of 2005 increased to 82%
compared  with 80% for the same period a year ago and were  consistent  with the previous quarter.

"We are pleased that our VirtualTape  Library (VTL) software is enabling another
Tier-1 OEM to enter the  disk-based  backup market with a compelling  solution,"
said  FalconStor  Chairman  and CEO  ReiJane  Huai.  "The  selection  of our VTL software to power the OEM's network storage  solution is another  endorsement of
FalconStor's  technology  as best in the  industry  and further  evidence of the expected growth of this market segment."

THIRD QUARTER HIGHLIGHTS:
FalconStor  continues to advance its product portfolio with new features,  while expanding efforts to make its network storage solutions  compatible with current and cutting edge technology.

     o   FalconStor   introduced  an  AES-based   encryption   service  for  its
         VirtualTape  Library  solution.  The  Secure  Tape  Option  allows  VTL customers to export data to physical tapes with  on-the-fly  encryption to guard against  unauthorized  access or misplacement while in transit to another location.

     o   The company  extended  its support for  enhanced  backup and  recovery, business continuity and disaster recovery to additional platforms. This includes  VTL  availability  for the first  time on the Sun  Solaris 10 operating  system,  based on 64-bit  extension  technology,  as well as expanded  support of IPStor  Enterprise  Edition(R)  for the soon to be released Microsoft SQL Server 2005.

     o   FalconStor's  IPStor Enterprise Edition software  completed  validation testing  with Oracle  Database  environments  under the Oracle  Storage
         Compatibility  Program  (OSCP).  IPStor  software and the company's VTL solution  were  also  certified  with  the Dot Hill  SANnet  II line of storage systems. VTL certification was completed with VERITAS NetBackup software,  now from  Symantec,  on the Sun  Solaris,  IBM AIX,  Red Hat
         Linux, HP-UX and Windows platforms.

     o   FalconStor further expanded and cultivated relationships with solutions integrators  worldwide,  including  partnering with Bell Microproducts,
         Inc., a leading value-added provider of storage products and solutions, to deliver  turnkey VTL and iSCSI  Storage  Server  backup and recovery appliances for the small and medium business (SMB) market.

The company will host a conference call on Thursday, October 27 at 4:30 PM ET to discuss the results.  To participate  in the call,  dial  1-800-240-7305  in the
United  States  or  303-262-2194   outside  the  United  States.   To  view  the
synchronized     slide     presentation      during     the     call,     visit:
https://falconstor.webex.com/falconstor/j.php?ed=87684432&uid=37320232.
Meeting Name: FalconStor Q3 2005 Earnings
Meeting password: ipstor
Meeting number: 481 989 093
To listen  to a replay  of the call  beginning  October  27 at 6:30 PM ET,  dial
1-800-405-2236  in the United States or 303-590-3000  outside the United States, passcode 11042422#, or visit www.falconstor.com/investors.asp.

ABOUT FALCONSTOR
FalconStor  Software,  Inc. (Nasdaq:  FALC) is a leading developer of innovative network  storage  software that  optimizes the protection  and  availability  of enterprise and SMB data and applications, ensuring nonstop business productivity while  simplifying  storage and backup management to reduce  operational  costs.
FalconStor's award-winning  solutions--IPStor(R) Enterprise Edition, VirtualTape

Library,  and iSCSI  Storage  Server--are  available  from  major  OEMs,  system
integrators,   and  resellers,   and  are  deployed  worldwide  by  governments,
educational  institutions,   and  Fortune  1000  enterprises  across  industries
including aerospace,  energy production,  financial services,  healthcare,  law, manufacturing, and telecommunications.

FALCONSTOR IS HEADQUARTERED IN MELVILLE,  NY, WITH OFFICES THROUGHOUT EUROPE AND
THE ASIA PACIFIC REGIONS  INCLUDING  PARIS,  TOKYO AND TAIWAN.  FALCONSTOR IS AN
ACTIVE  MEMBER OF THE  TECHNICAL  SUPPORT  ALLIANCE  NETWORK  (TSANET),  STORAGE
NETWORKING  INDUSTRY  ASSOCIATION (SNIA) AND FIBRE CHANNEL INDUSTRY  ASSOCIATION
(FCIA). FOR MORE INFORMATION,  VISIT  WWW.FALCONSTOR.COM  OR CALL 1-866-NOW-FALC
(866-669-3252).

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the network storage software market;  the potential  failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual  property issues;  and other risk factors discussed in FalconStor's reports on Forms 10-K,  10-Q and other  reports  filed with the  Securities  and
Exchange Commission.

                                       ###

FalconStor  is a registered  trademark of  FalconStor  Software,  Inc. All other company and product names  contained  herein may be trademarks of the respective holders.

                                FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                  SEPTEMBER 30,          DECEMBER 31,
                                                                     2005                    2004
                                                               ------------------    --------------------
                                                                  (UNAUDITED)
ASSETS
Current assets:
   Cash and cash equivalents.................................    $ 16,388,518           $ 15,484,573
   Marketable securities.....................................      18,786,873             18,488,616
   Accounts receivable, net..................................      11,436,107             10,269,822
   Prepaid expenses and other current assets.................         688,810                629,036
                                                                 ------------           ------------

            Total current assets.............................      47,300,308             44,872,047
                                                                 ------------           ------------

Property and equipment, net..................................       5,208,574              4,662,269
Goodwill.....................................................       3,512,796              3,512,796
Other intangible assets, net.................................         232,504                307,620
Other assets.................................................       2,093,413              2,719,460
                                                                 ------------           ------------

            Total assets.....................................    $ 58,347,595           $ 56,074,192
                                                                 ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable..........................................    $  1,317,709           $    821,433
   Accrued expenses..........................................       3,218,653              3,501,034
   Deferred revenue..........................................       5,731,717              4,097,279
                                                                 ------------           ------------

            Total current liabilities........................      10,268,079              8,419,746

Deferred revenue ............................................       1,854,303              1,290,496
                                                                 ------------           ------------

            Total liabilities................................      12,122,382              9,710,242
                                                                 ------------           ------------

Commitments

            Total stockholders' equity.......................      46,225,213             46,363,950
                                                                 ------------           ------------

            Total liabilities and stockholders' equity.......    $ 58,347,595           $ 56,074,192
                                                                 ============           ============

                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                            Three Months Ended               Nine Months Ended
                                                                               September 30,                    September 30,
                                                                      ----------------------------
                                                                           2005            2004              2005           2004
                                                                               (unaudited)                      (unaudited)

Revenues
Software license revenue .........................................    $  7,007,075    $  5,430,010     $ 19,940,026    $ 13,893,339
Maintenance revenue ..............................................       1,972,037       1,332,179        5,293,478       3,197,234
Software services and other revenue ..............................       1,077,553         707,810        2,710,784       2,121,361
                                                                      ------------    ------------     ------------    ------------
                                                                        10,056,665       7,469,999       27,944,288      19,211,934

Operating expenses:
   Amortization of purchased and capitalized software ............         189,472         347,027          605,472       1,171,325

   Cost of maintenance, software services and other revenue ......       1,666,459       1,112,662        4,462,542
                                                                                                                          3,080,622
   Software development costs ....................................       3,007,337       2,271,437        8,438,473       6,612,280
   Selling and marketing .........................................       3,814,540       3,532,531       11,298,883      10,247,147
   General and administrative ....................................       1,103,778       1,358,833        3,121,089       3,566,885
   Litigation settlement .........................................            --         1,300,000                        1,300,000
                                                                      ------------    ------------     ------------    ------------
                                                                         9,781,586       9,922,490       27,926,459      25,978,259
                                                                      ------------    ------------     ------------    ------------
           Operating income (loss) ...............................         275,079      (2,452,491)          17,829      (6,766,325)
                                                                      ------------    ------------     ------------    ------------

   Interest and other income .....................................         245,218         162,146          668,713         553,923
                                                                      ------------    ------------     ------------    ------------

          Income (loss) before income
                      taxes ......................................         520,297      (2,290,345)         686,542      (6,212,402)
                                                                      ------------    ------------     ------------    ------------

Provision for income taxes .......................................          37,418           2,738           49,387          15,279
                                                                      ------------    ------------     ------------    ------------

         Net income (loss) .......................................    $    482,879    $ (2,293,083)    $    637,155    $ (6,227,681)
                                                                      ============    ============     ============    ============

Basic net income (loss) per share ................................    $       0.01    $      (0.05)    $       0.01    $      (0.13)
                                                                      ============    ============     ============    ============

Diluted net income (loss) per share ..............................    $       0.01    $      (0.05)    $       0.01    $      (0.13)
                                                                      ============    ============     ============    ============

Weighted average basic shares outstanding ........................      47,720,496      47,054,294       47,615,182      46,852,779
                                                                      ============    ============     ============    ============

Weighted average diluted shares outstanding ......................      50,531,012      47,054,294       50,715,162      46,852,779
                                                                      ============    ============     ============    ============